                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                         Date of Report: October 3, 2001
               Date of earliest event reported: September 4, 2001





                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                 State of Texas
                  (State or other jurisdiction of jurisdiction)

                                    000-19580
                            (Commission File Number)

                                   76-0289495
                      (I.R.S. Employer Identification No.)



                       7135 Ardmore, Houston, Texas 77054
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (713) 747-1025


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On September 4, 2001, Industrial Holdings, Inc. ("IHI") signed the First Amendment to Agreement and Plan of Merger ("Merger Agreement Amendment") by and among IHI, T-3 Energy Services, Inc. ("T-3"), and First Reserve Fund VIII, L. P. ("First Reserve"). The Merger Agreement Amendment is an amendment to the Agreement and Plan of Merger dated May 7, 2001 ("Merger Agreement") by and among IHI, T-3 and First Reserve. In connection with the execution of the Merger Agreement Amendment, IHI also executed the (1) Forebearance and Amendment Agreement, and (2) Amendment No. 3 to Convertible Notes and Agreement to Convert ("SJMB Consent"). The agreements described herein are attached hereto as Exhibits.

         IHI will file a joint proxy statement with the Securities and Exchange Commission (the "SEC") to solicit the approval of the Merger Agreement and the Merger Agreement Amendment. IHI URGES INVESTORS TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a copy of the joint proxy statement (when available) and other documents filed by IHI free of charge at the SEC's website, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.

         IHI, its officers, directors and certain other employees of IHI may be soliciting proxies from IHI shareholders in favor of the merger and may be deemed to be "participants" in the solicitation under the rules of the SEC. Information regarding the interests of participants in the solicitation will be set forth in the joint proxy statement when it becomes available.


Item 7. Financial Statements and Exhibits

(c) Exhibits

         Exhibit No.       Description of Exhibit                                                Reference

         2.1               First Amendment to Agreement and Plan of Merger
                           dated September 4, 2001 by and among IHI, T-3
                           Energy Services, Inc. and First Reserve Fund VIII,
                           Limited Partnership                                                   Filed herewith.

         10.1              Forebearance and Amendment Agreement dated August 31,
                           2001 by and among IHI, a group of affiliated business
                           entities of IHI, National Bank of Canada, Hibernia
                           National Bank, and Comerica
                           Bank-Texas                                                            Filed herewith.


         10.2              First Amendment to Forebearance and Amendment
                           Agreement dated September 30, 2001 by and among IHI,
                           a group of affiliated business entities of IHI,
                           National Bank of Canada, Hibernia National Bank, and
                           Comerica
                           Bank-Texas                                                           Filed herewith.

         10.3              Amendment No. 3 to Convertible Notes and
                           Agreement to Convert dated September 4, 2001
                           by and between IHI and SJMB, L.P.                                    Filed herewith.

         10.4              Amendment No. 2 to Convertible Notes and
                           Agreement to Convert dated June 29, 2001
                           by and between IHI and SJMB, L.P.                                    Filed herewith.

         10.5              Fifth Amendment to Amended and Restated Credit
                           Agreement dated May 4, 2001 between IHI and
                           Comerica Bank-Texas                                                  Filed herewith.

         10.6              Form of Registration Rights Agreement (Exhibit C
                           to the Merger Agreement Amendment and Exhibit B
                           to the SJMB Consent)                                                 Filed herewith.

         10.7              Co-Borrower Agreement dated August 14, 1998
                           by and among IHI, LSS-Lone Star-Houston, Inc.,
                           Rex Machinery Movers, Inc., American Rivet
                           Company, Inc., Bolt Manufacturing Co., Inc.,
                           and Manifold Valve Services, Inc.                                    Filed herewith.

         10.8              Amended and Restated Security Agreement dated
                           August 14, 1998 by and among IHI, LSS-Lone Star-
                           Houston, Inc., Rex Machinery Movers, Inc.,
                           American Rivet Company, Inc., Bolt Manufacturing
                           Co., Inc., and Manifold Valve Services, Inc.                         Filed herewith.

         10.9              Contribution and Indemnification Agreement
                           dated August 14, 1998                                                Filed herewith.

         10.10             Promissory Note dated August 14, 1998 by and
                           among IHI, LSS-Lone Star-Houston, Inc., Rex
                           Machinery Movers, Inc., American Rivet
                           Company, Inc., Bolt Manufacturing Co., Inc.,
                           and Manifold Valve Services, Inc.                                    Filed herewith.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Industrial Holdings, Inc.
                                               (Registrant)



Date: October 5, 2001                       By: /s/ TITUS H. HARRIS, III
                                               ---------------------------------
                                                    Titus H. Harris, III
                                                    Executive Vice President and
                                                    Chief Financial Officer

                               INDEX TO EXHIBITS

         Exhibit No.       Description of Exhibit                                               Reference

         2.1               First Amendment to Agreement and Plan of Merger
                           dated September 4, 2001 by and among IHI, T-3
                           Energy Services, Inc. and First Reserve Fund VIII,
                           Limited Partnership                                                  Filed herewith.

         10.1              Forebearance and Amendment Agreement dated August 31,
                           2001 by and among IHI, a group of affiliated business
                           entities of IHI, National Bank of Canada, Hibernia
                           National Bank, and Comerica
                           Bank-Texas                                                           Filed herewith.

         10.2              First Amendment to Forebearance and Amendment
                           Agreement dated September 30, 2001 by and among IHI,
                           a group of affiliated business entities of IHI,
                           National Bank of Canada, Hibernia National Bank, and
                           Comerica
                           Bank-Texas                                                           Filed herewith.

         10.3              Amendment No. 3 to Convertible Notes and
                           Agreement to Convert dated September 4, 2001
                           by and between IHI and SJMB, L.P.                                    Filed herewith.

         10.4              Amendment No. 2 to Convertible Notes and
                           Agreement to Convert dated June 29, 2001
                           by and between IHI and SJMB, L.P.                                    Filed herewith.

         10.5              Fifth Amendment to Amended and Restated Credit
                           Agreement dated May 4, 2001 between IHI and
                           Comerica Bank-Texas                                                  Filed herewith.

         10.6              Form of Registration Rights Agreement (Exhibit C
                           to the Merger Agreement Amendment and Exhibit B
                           to the SJMB Consent)                                                 Filed herewith.

         10.7              Co-Borrower Agreement dated August 14, 1998
                           by and among IHI, LSS-Lone Star-Houston, Inc.,
                           Rex Machinery Movers, Inc., American Rivet
                           Company, Inc., Bolt Manufacturing Co., Inc.,
                           and Manifold Valve Services, Inc.                                    Filed herewith.

         10.8              Amended and Restated Security Agreement dated
                           August 14, 1998 by and among IHI, LSS-Lone Star-
                           Houston, Inc., Rex Machinery Movers, Inc.,
                           American Rivet Company, Inc., Bolt Manufacturing
                           Co., Inc., and Manifold Valve Services, Inc.                         Filed herewith.

         10.9              Contribution and Indemnification Agreement
                           dated August 14, 1998                                                Filed herewith.

         10.10             Promissory Note dated August 14, 1998 by and
                           among IHI, LSS-Lone Star-Houston, Inc., Rex
                           Machinery Movers, Inc., American Rivet
                           Company, Inc., Bolt Manufacturing Co., Inc.,
                           and Manifold Valve Services, Inc.                                    Filed herewith.
